UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007 (October 19, 2007)

FACE PRINT GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-51853	33-0619256
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 N. Ricewood Avenue Fresno, California	93711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (559) 435-4363

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Face Print Global Solutions, Inc. (the “Registrant” or “Company”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-KSB entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(b)	Resignation of Principal Officers and Directors

Effective October 19, 2007, Mr. Allan J. Balchi, Jr. resigned as a member of the Company’s board of directors.

There were no disagreements between Mr. Balchi and any officer or director of the Company. The Company provided a copy of the disclosures it is making in response to this Item 5.02 to Mr. Balchi and informed him that he may furnish the Company as promptly as possible with a letter stating whether he agrees or disagrees with the disclosures made in response to this Item 5.02, and that if he disagrees, then the Company requests that he provide the respects in which he does not agree with the disclosures. The Company will undertake to file any letter received from Mr. Balchi, if any, as an exhibit to an amendment to this current report on Form 8-K within two business days after receipt.

Item 9.01     Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

10.1	Letter of Resignation, dated October 19, 2007 and signed by Allan J. Balchi, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACE PRINT GLOBAL SOLUTIONS, INC.
(Registrant)

Date: October 22, 2007
/s/ Jean Houle
Jean Houle, Interim Chief Executive Officer